Exhibit 10.2
SECOND MODIFICATION AGREEMENT
(Long Form)
This SECOND MODIFICATION AGREEMENT (Long Form) (this "Agreement") is dated as of February 28, 2023, by and among (i) KBSIII 1550 WEST MCEWEN DRIVE, LLC, KBSIII 155 NORTH 400 WEST, LLC, KBSIII 515 CONGRESS, LLC, and KBSIII 201 17TH STREET, LLC, each a Delaware limited liability company (individually or collectively as the context may require, "Borrower" or "Borrowers"), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, "Agent"), and (iii) each lender party hereto (individually, a "Lender" and collectively with any lender that becomes a party to the Loan Agreement (defined below) in the future, the "Lenders").
RECITALS
A.Borrowers, Agent and Lenders are parties to that certain Term Loan Agreement dated as of October 17, 2018 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, Lenders made a loan to Borrowers in the maximum principal amount of up to Three Hundred Twenty-Five Million and No/100 Dollars ($325,000,000.00) (the "Loan"), consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement).
B.The following documents, each of which is dated as of October 17, 2018 (unless otherwise specified), were executed in connection with the Loan, among others:
(i)Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Citizens Bank, a national banking association (the "Citizens Bank Note");
(ii)Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $40,000,000.00, made by Borrowers in favor of Associated Bank, a National Association (the "Associated Bank Note");
(iii)Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Regions Bank (the "Regions Bank Note");
(iv)Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $60,000,000.00, made by Borrowers in favor of City National Bank, a national banking association (the "City National Bank Note");
(v)Second Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $95,000,000.00, made by Borrowers in favor of U.S. Bank National Association, a national banking association (the "US Bank Note" and collectively with the Citizens Bank Note, Associated Bank Note, Regions Bank Note and City National Bank Note, the "Notes");
(vi)Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (McEwen Project) recorded at Book 7494, Pages 1-36 in the Official Records of Williamson County, Tennessee on October 30, 2018, as amended by that certain First Modification and Additional Advance Agreement dated January 23, 2020, and recorded at Book 7876, Pages 282-293 in the Official Records of Williamson County, Tennessee on January 28, 2020 (as so amended, the "McEwen Deed of Trust");

(vii)Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Gateway Tech Project) recorded as Instrument No. 12869683 in the Official Records of Salt Lake County, Utah on October 17, 2018, as amended by that certain First Modification and Additional Advance Agreement dated January 23, 2020, and recorded as Instrument No. 13177045 in the Official Records of Salt Lake County, Utah on January 24, 2020 (as so amended, the "Salt Lake Hardware Deed of Trust");
(viii)Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (515 Congress Project) recorded as Instrument No. 2018164110 in the Official Records of Travis County, Texas on October 18, 2018, as amended by that certain First Modification and Additional Advance Agreement dated January 23, 2020, and recorded as Instrument No. 2020011688 in the Official Records of Travis County, Texas on January 24, 2020 (the "515 Congress Senior Deed of Trust");
(ix)Junior Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (515 Congress Project) recorded as Instrument No. 2020011689 in the Official Records of Travis County, Texas on January 24, 2020 (the "515 Congress Junior Deed of Trust"); and
(x)Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing (201 17th Street Project) recorded as Instrument No 2020-0014900 in the Official Records of Fulton County, Georgia on January 27, 2020 (the "17th Street Deed of Trust"; the documents described in subsections (vi) through (x) may individually be referred to herein as a "Deed of Trust" and collectively as the "Deeds of Trust").
C.In connection with the Loan, Borrowers executed in favor of Agent and the Lenders that certain Environmental Indemnification Agreement dated as of October 17, 2018 (the "Environmental Indemnity").
D.In connection with the Loan, KBS REIT Properties III, LLC, a Delaware limited liability company ("Guarantor"), executed in favor of Agent: (i) that certain Payment Guaranty Agreement dated as of October 17, 2018 (the "Payment Guaranty") and (ii) that certain Recourse Carve- Out Guaranty Agreement dated as of October 17, 2018 (the "Recourse Carve-Out Guaranty" and collectively with the Payment Guaranty, the "Guaranty").
E.As of the date of this Agreement, the Aggregate Commitment is $249,145,000.00, the Principal Balance is $249,145,000.00, the Revolving Portion is $124,572,500.00 (of which $124,572,500.00 of principal is outstanding), and the Non-Revolving Portion is $124,572,500.00 (of which $124,572,500.00 of principal is outstanding).
F.Borrowers, Agent and Lenders have agreed to, among other things, update the interest rate benchmark provisions applicable to the Loan, subject to the terms and conditions of this Agreement.
G.As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Notes, the Guaranty, the Deeds of Trust, the Environmental Indemnity and the other "Loan Documents" as such term is defined in the Loan Agreement. This Agreement (including the Consent and Reaffirmation of Guarantor attached hereto) and the Short Form Agreements (as defined below) also shall constitute Loan Documents. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.

AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth below and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Recitals; Representations; Reaffirmation of Loan. The foregoing recitals are true and correct and are incorporated herein by this reference. As of the Effective Date (as defined in Section 7 below), each Borrower hereby represents and warrants to Agent and the Lenders that, no Event of Default has occurred and is continuing and to such Borrower's knowledge, no condition has occurred and is continuing that, with notice or the passage of time or both, would constitute an Event of Default. Each Borrower hereby reaffirms all of its obligations under the Loan Documents and relating to any Lender- Provided Swap Transactions, and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Loan Agreement, the Notes or under any Lender-Provided Swap Transactions. Without limiting the foregoing, each Borrower reaffirms Agent's right, following the occurrence and during the continuance of any Event of Default, to apply any and all payments made by a Borrower or otherwise received by Agent or the Lenders with respect to the Loan and any Lender- Provided Swap Transaction, including without limitation all proceeds received from the sale or liquidation of any collateral, to the obligations owing by a Borrower under the Loan Documents and Lender-Provided Swap Transactions in such order and manner deemed appropriate by Agent in Agent's sole discretion, and each Borrower acknowledges that it shall have no right to direct Agent as to such application or designate the portion of the obligation to be satisfied.
2.Amendments to the Loan Documents. In addition to any other amendments provided for herein, the Loan Documents are hereby modified as follows (which modifications shall be effective as of the Effective Date (defined below) unless otherwise noted):
(a)Deleted Defined Terms. Effective as of March 1, 2023 (the "Interest Rate Effective Date"), the following definitions are hereby deleted from Section 1.1 of the Loan Agreement and all references in the Loan Documents thereto are hereby deleted in their entirety and are of no further force or effect: "LIBOR Based Rate", "LIBOR Breakage Costs", and "LIBOR Rate".
For purposes of clarification, until the Interest Rate Effective Date, interest shall continue to accrue at the rate(s) set forth in the Loan Agreement without taking into account the terms of this Agreement.
(b)New and Amended Defined Terms. The following terms are hereby added, or amend and restate existing definitions, as applicable, in Section 1.1 of the Loan Agreement (provided any terms affecting the interest rate shall be effective as of the Interest Rate Effective Date):
"Affected Financial Institution": Means (a) any EEA Financial Institution or (b) any UK Financial Institution.
"Alternate Base Rate": Means, for any day, a rate of interest per annum equal to the highest of (a) zero, (b) the Prime Rate for such day and (c) the sum of the Federal Funds Effective Rate for such day plus 0.50% per annum. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from the effective date of such change.
"Anti-Corruption Laws": Means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, and any other anti-corruption laws and regulations of any jurisdiction applicable to a Borrower, Guarantor or their respective Subsidiaries from time to time concerning or relating to bribery or corruption.
"Applicable Margin": Means, with respect to Advances at the Term SOFR Based Rate or the Base Rate, if applicable, 160 basis points.
"Bail-In Action": Means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
"Bail-In Legislation": Means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
"Benchmark": Means, initially, Term SOFR; provided that if a replacement of the Benchmark has occurred pursuant to Section 2.5(b), then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 2.5(b).
"Benchmark Replacement": Means the first alternative set forth in the order below that can be determined by Administrative Agent for the applicable Benchmark Replacement Date:
(1)Daily Simple SOFR; or
(2)the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent and Borrowers as the replacement for the then-current Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
"Benchmark Replacement Adjustment": Means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement pursuant to clause (2) thereof for any setting of such Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrowers giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities.
"Benchmark Replacement Conforming Changes": Means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of "Advance," the definition of "Alternate Base Rate," the definition of "Business Day," timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
"Benchmark Replacement Date": Means the earliest to occur of the following events with respect to the then-current Benchmark:
(1)in the case of clause (1) or (2) of the definition of "Benchmark Transition Event," the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof); and
(2)in the case of clause (3) of the definition of "Benchmark Transition Event," the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3).
For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.
"Benchmark Transition Event": Means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); or
(3)a public statement or publication of information by any of the entities referenced in clause (2) above announcing that such Benchmark (or such component thereof) is no longer, or as of a specified future date will no longer be, representative.
"Benchmark Unavailability Period": Means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 2.5(b) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 2.5(b).
"Business Day": Means a day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.
"Change in Law": Means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, will in each case be deemed to be a "Change in Law," regardless of the date enacted, adopted or issued.
"Daily Simple SOFR": Means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining "Daily Simple SOFR" for syndicated business loans; provided, that if Administrative Agent decides that any such convention is not administratively feasible for Administrative Agent, then Administrative Agent may establish another convention in its reasonable discretion.
"Erroneous Payment": Has the meaning set forth in Section 9.25(a).
"Federal Reserve Bank of New York's Website": Means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
"Floor": Means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate.
"Loan Rate": Means, as of any date, the Term SOFR Based Rate or, if applicable pursuant to Section 2.5, the Base Rate. Except for any portion of the Loan that is subject to a Lender-Provided Swap

Transaction for which the following shall not apply, but notwithstanding anything else to the contrary contained in the Loan Documents, in no event (including during any extension periods) shall the Loan Rate be less than 1.60%, including, without limitation, any interest rate derived from SOFR and following any Benchmark Transition Event.
"Payment Recipient": Has the meaning given such term in Section 9.25(a).
"Prime Rate": Means a rate per annum equal to the prime rate of interest announced from time to time by U.S. Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as such prime rate changes.
"Rate Adjustment Date": Means the first day of each month.
"Recipient": Means (a) Administrative Agent or (b) any Lender, as applicable.
"Reference Time": With respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, 10:00 a.m. (Central time) on the day that is two Business Days before the date of such setting, and (2) if such Benchmark is not Term SOFR, the time determined by Administrative Agent in its reasonable discretion.
"Relevant Governmental Body": Means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
"Resolution Authority": Means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
"SOFR": Means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator's Website.
"SOFR Administrator": Means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
"SOFR Administrator's Website": Means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
"Term SOFR": Means the rate per annum determined by Administrative Agent as the one-month forward-looking term rate based on SOFR.
"Term SOFR Administrator's Website": Means the website or any successor source for Term SOFR identified by CME Group Benchmark Administration Ltd. (or a successor administrator of Term SOFR).
"Term SOFR Based Rate": Means a rate of interest per annum equal to the sum of (a) the Term SOFR Rate in effect on such day plus (b) the Applicable Margin.
"Term SOFR Rate": Means the greater of (a) zero percent (0%) (except for any portion of the Loan that is subject to a Lender-Provided Swap Transaction for which this subclause (a) shall not apply),

and (b) the one-month forward-looking term rate based on SOFR quoted by Administrative Agent from the Term SOFR Administrator's Website, which shall be that one-month Term SOFR rate in effect two New York Banking Days prior to the Rate Adjustment Date, adjusted for any subsequent costs arising from a change in government regulation; provided that if the Term SOFR rate is not published on such New York Banking Day due to a holiday or other circumstance that Administrative Agent deems in its sole discretion to be temporary, the applicable Term SOFR rate shall be the Term SOFR rate last published prior to such New York Banking Day. If the initial advance on any facility to which the Term SOFR Rate applies occurs other than on the Rate Adjustment Date, the initial one-month Term SOFR rate shall be that one-month Term SOFR rate in effect two New York Banking Days prior to the later of (a) the immediately preceding Rate Adjustment Date and (b) the closing date for such facility. If Term SOFR is replacing a different rate index for an existing facility, and if such replacement becomes effective on a date other than the Rate Adjustment Date, the initial one-month Term SOFR rate hereunder shall be that one-month Term SOFR rate in effect two New York Banking Days prior to the effective date of such replacement.
"UK Financial Institution": Means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
"UK Resolution Authority": Means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
"Unadjusted Benchmark Replacement": Means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
"Write-Down and Conversion Powers": Means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(c)Division. A new Section 1.7 is hereby added to the Loan Agreement to read as follows:
"Section 1.7    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it will be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person will be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time."

(d)Term SOFR Notification. A new Section 1.8 is hereby added to the Loan Agreement to read as follows:
"Section 1.8    Term SOFR Notification. The Loan Rate is determined by reference to the Term SOFR Based Rate, which is derived from Term SOFR. Section 2.5(b) provides a mechanism for (a) determining an alternative rate of interest if Term SOFR is no longer available or in the other circumstances set forth in Section 2.5(b) and (b) modifying this Agreement to give effect to such alternative rate of interest. Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to Term SOFR or other rates in the definition of Term SOFR Based Rate or with respect to any alternative or successor rate thereto, or replacement rate thereof (including any Benchmark Replacement), including whether any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.5(b), will have the same value as, or be economically equivalent to, the Term SOFR Based Rate. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Alternate Base Rate, Term SOFR, the Term SOFR Based Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to Borrowers. Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Based Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service."
(e)Interest. Section 2.2(a) of the Loan Agreement is hereby restated in its entirety for reference purposes only and remains unmodified and in full force and effect:
"(a)    Borrowers will pay interest on the outstanding principal balance of each Advance computed at the Loan Rate. Interest at the Loan Rate will accrue on each and every Advance from and including the date it is made by the Lenders and to but excluding the date such Advance is repaid in the manner specified herein. Interest on each Advance computed at the Loan Rate will be payable, as accrued, on the first day of each calendar month, commencing on the first day of the next calendar month following the calendar month in which such Advance is made hereunder, and all unpaid, accrued interest must be paid in full at the time all Advances are paid in full. Interest on all Advances and fees will be calculated for actual days elapsed on the basis of a 360-day year, except that interest computed by reference to the Alternate Base Rate will be calculated for actual days elapsed on the basis of a 365/366-day year."
(f)Adequacy of Interest Rate; Benchmark Replacement. Section 2.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"Section 2.5    Adequacy of Interest Rate; Benchmark Replacement.
(a)Notwithstanding anything to the contrary in this Agreement or any other Loan Document, but subject to Section 2.5(b), if Administrative Agent in good faith determines (which determination shall be conclusive absent manifest error), or the Required Lenders notify Administrative Agent that the Required Lenders have determined, that:

(i)for any reason that the Term SOFR Rate does not adequately and fairly reflect the cost to such Lenders of funding Loans, or
(ii)the Term SOFR Rate is not ascertainable or available (including, without limitation, because the applicable screen (or on any successor or substitute page on such screen) is unavailable) and such inability to ascertain or unavailability is not expected to be permanent, or does not adequately and fairly reflect the cost of making or maintaining Advances, then Administrative Agent shall suspend the availability of Advances at a Loan Rate based on the Term SOFR Based Rate and require any affected Advances to be repaid or to bear interest at a Loan Rate based on the Base Rate.
(b)Benchmark Transition.
(i)Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document (and any agreement governing any Swap shall be deemed not to be a "Loan Document" for purposes of this Section 2.5(b)), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of "Benchmark Replacement" for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of "Benchmark Replacement" for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided by Administrative Agent to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
(ii)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(iii)Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrowers and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.5(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.5(b).
(iv)Benchmark Unavailability Period. Upon notice to Borrowers by Administrative Agent given in accordance with Section 10.7 of the commencement of a Benchmark Unavailability Period and until a Benchmark Replacement is determined in accordance with this Section 2.5(b), Borrowers may revoke any request for an Advance. During any Benchmark Unavailability Period, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate."
(g)Yield Protection; Capital Adequacy. Section 2.6 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"(a)    Increased Costs. If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Excluded Taxes and (C) Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, within five (5) Business Days following written request of such Lender or other Recipient, Borrowers will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. The parties acknowledge and agree that the provisions of this Section 2.6(a) shall not apply to any Participants unless and until any such Participant becomes a Lender hereunder.
(b)Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender's holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.
(c)Certificates for Reimbursement; Delay in Requests. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 2.6 and delivered to Borrowers, shall be conclusive absent manifest error. Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. Failure or delay on the part of any Lender to demand compensation pursuant to Section 2.6 shall not constitute a waiver of such Lender's right to demand such compensation; provided that Borrowers shall not be required to compensate a Lender pursuant to Section 2.6 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies Borrowers of the Change in Law giving rise to such increased costs or reductions, and of such Lender's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof)."
(h)Selection of Lending Installation; Mitigation Obligations; Lender Statements; Survival of Indemnity. Section 2.11(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"(b)    To the extent reasonably possible, each Lender will designate an alternate Lending Installation with respect to its Advances to reduce any liability of Borrowers to such Lender under Sections 2.6 and 2.10, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender will deliver a written statement of such Lender to Borrowers (with a copy to Administrative Agent) as to the amount due, if any, under Section 2.6 or 2.10. Such written statement must set forth in reasonable detail the calculations upon which such Lender determined such amount and will be final, conclusive and binding on Borrowers in the absence of manifest error. Determination of amounts payable under such Sections in connection with an Advance will be calculated as though each Lender funded its Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Term SOFR Based Rate applicable to such Advance, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender will be payable within ten (10) Business Days after receipt by Borrowers of such written statement. The obligations of Borrowers under 2.6 and 2.10 will survive payment of the Obligations and termination of this Agreement."
(i)Replacement of Lender. Section 2.12 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"Section 2.12    Replacement of Lender. If Borrowers are required pursuant to Sections 2.6 or 2.10 to make any additional payment to any Lender or if any Lender defaults in its obligation to make it portion of an Advance or declines to approve an amendment or waiver that is approved by the Required Lenders or otherwise becomes a Defaulting Lender (any Lender so affected an "Affected Lender"), Borrowers may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement with another bank or other entity which is reasonably satisfactory to Borrowers and Administrative Agent, provided that no Default or Event of Default exists at the time of such replacement, and provided further that, concurrently with such replacement, (i) such other bank or entity will not suffer from and is not impacted by the issue or event causing the replacement of the Affected Lender, will agree, as of such date, to purchase for cash at par the Advances and other Obligations due to the Affected Lender under this Agreement and the other Loan Documents pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 10.10 applicable to assignments, and (ii) Borrowers will pay to Administrative Agent (for the benefit of such Affected Lender) in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Affected Lender by Borrowers hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 2.6 and 2.10."
(j)Indemnification of Administrative Agent and the Lenders. Section 2.13 of the Loan Agreement is hereby deleted in its entirety and is of no further force and effect.
(k)Anti-Corruption Laws; Sanctions. Section 5.22 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"Section 5.22    Anti-Corruption Laws; Sanctions. Borrowers, Guarantor and their respective Affiliates and, to the knowledge of each Borrower and Guarantor, their respective officers, employees and directors are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (i) the Loan, (ii) the use of the proceeds of the Loan, or (iii) to each Borrower's knowledge, any other transactions contemplated hereby will violate Anti-Corruption Laws or any applicable Sanctions. KBS Capital Advisors (which is the investment advisor to Borrowers) has implemented and maintains in effect for itself and its respective Subsidiaries policies and procedures designed to ensure compliance with Anti- Corruption Laws and applicable Sanctions. None of Borrowers, Guarantor, or, to the knowledge of each Borrower, any of their respective Affiliates, directors, officers, or employees is a Sanctioned Person. None of KBS Capital Advisors, Borrowers, Guarantor or, to each Borrower's knowledge, any of their respective Subsidiaries or any director, officer, or employee of the same is an individual or entity that is, or is fifty percent (50%) or more owned (individually or in the aggregate, directly or indirectly) or controlled by individuals or entities (including any agency, political subdivision or instrumentality of any government) that are (a) the target of any Sanctions or (b) located, organized or resident in a country or territory that is the subject of Sanctions (currently Crimea, Cuba, Iran, North Korea and Syria).…(b) located, organized or resident in a country or territory that is the subject of Sanctions (currently Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People's Republic, and the so-called Luhansk People's Republic)."Affected Financial Institution. Section 5.34 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"Section 5.34    Affected Financial Institution. No Borrower nor Guarantor is an Affected Financial Institution."

(m)Compliance with Laws; Anti-Money Laundering Laws. The following sentences are hereby added to the end of Section 6.27(a) of the Loan Agreement:
"No Borrower will knowingly use or knowingly allow any tenants or subtenants to use, or knowingly permit any Subsidiary to use or allow any tenants or subtenants to use, the respective Project for any business activity that violates any federal or state law or that supports a business that violates any federal or state law. Each Borrower must deliver to Administrative Agent any certification or other evidence reasonably requested from time to time by Administrative Agent in its discretion, confirming compliance with this Section 6.27(a)."
(n)Erroneous Payments. A new Section 9.25 is hereby added to the Loan Agreement as follows:
"Section 9.25    Erroneous Payments.
(a)If the Administrative Agent notifies a Lender or other holder of any Obligations (each, a "Lender Party"), or any Person who has received funds on behalf of a Lender Party (any such Lender Party or other recipient, a "Payment Recipient"), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 9.25(b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously received by, such Payment Recipient (whether or not such error is known to any Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an "Erroneous Payment") and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be held in trust for the benefit of the Administrative Agent, and such Payment Recipient shall promptly, but in no event later than five (5) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)Without limiting Section 9.25(a), if any Payment Recipient receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) that (x) is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) such Payment Recipient otherwise becomes aware was transmitted, or received, in error (in whole or in part):
(i)(A) in the case of immediately preceding clause (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) in the case of immediately preceding clause (z), an error has been made, in each case, with respect to such payment, prepayment or repayment; and
(ii)such Payment Recipient shall promptly (and, in all events, within five (5) Business Days of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.25(b).
(c)Each Lender Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender Party from any source, against any amount due to the Administrative Agent under Section 9.25(a) or under the indemnification provisions of this Agreement.
(d)An Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations, except to the extent such Erroneous Payment comprises funds received by the Administrative Agent from a Loan Party for the purpose of making such Erroneous Payment.
(e)To the extent permitted by applicable law, each Payment Recipient hereby agrees not to assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment, including without limitation any defense based on "discharge for value" or any similar doctrine, with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment.
(f)Each party's agreements under this Section 9.25 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments, or the repayment, satisfaction or discharge of any or all Obligations."
(o)Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Section 10.28 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"Section 10.28    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
a.the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
b.the effects of any Bail-in Action on any such liability, including, if applicable:
1.a reduction in full or in part or cancellation of any such liability;

2.a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
3.the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority."
3.Notice Address. Pursuant to Section 10.7 of the Loan Agreement, the parties acknowledge and agree that all notices shall be sent to Borrowers in accordance with the Loan Documents to the following addresses, respectively:
KBSIII 515 Congress, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Attn. Brett Merz
KBSIII 155 North 400 West, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Attn. Tim Helgeson
KBSIII 1550 West McEwen Drive, LLC
c/o KBS Capital Advisors LLC
3003 Washington Blvd., Suite 950
Arlington, VA 22201
Attn. Allen Aldridge
KBSIII 201 17th Street, LLC
c/o KBS Capital Advisors LLC
3003 Washington Blvd., Suite 950
Arlington, VA 22201
Attn. Allen Aldridge
4.Security Documents. The Deeds of Trust and all other Loan Documents which secure Borrowers' indebtedness and obligations under the Loan shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all other present and future indebtedness and obligations of Borrowers under (A) this Agreement, (B) the Notes and all other Loan Documents, as amended by this Agreement, (C) all present and future Lender-Provided Swap Transactions, and (D) any and all amendments, modifications, renewals and/or extensions of this Agreement or the Notes, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. All references in the Deeds of Trust and all other references in the Loan Documents to the "Loan" shall mean the Loan, as amended by this Agreement and the Short Form Agreements.
5.Definitions. Except as provided in this Agreement, all references in the Loan Agreement, in each Deed of Trust and in each of the other Loan Documents: (i) to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement, (ii) to a Deed of Trust shall mean such Deed of Trust as amended hereby and by the respective Short Form Agreement, (iii) to the Loan Documents shall mean the Loan Documents as such term is defined in this Agreement, and (iv) to any particular Loan Document shall mean such Loan Document as modified by this Agreement, and all prior amendments, or any document executed pursuant thereto or hereto.
6.No Other Modifications. Except as expressly set forth above, the Loan Documents shall be and remain unmodified and in full force and effect.
7.Conditions Precedent. This Agreement shall not be effective, and neither Agent nor Lenders shall have any obligations hereunder, unless all of the following conditions are satisfied in a manner acceptable to Agent in Agent's sole judgment. The following conditions shall be deemed satisfied on the date (the "Effective Date") that Agent causes the Short Form Agreements (as defined below) and any other documents which Agent or Lenders may require or request in accordance with this Agreement or the other Loan Documents to be recorded in the Official Records (provided that, if for any reason any of the following conditions are not satisfied, or waived in writing by Agent, on or before the Effective Date, they shall continue as covenants of each party hereto to Agent and the Lenders to the extent reserved in writing by Agent prior to the Effective Date):
(a)Modification Documents. Agent shall have received and approved the executed originals of (i) this Agreement, including the Consent and Reaffirmation of Guarantor attached hereto, and (ii) the fully executed and acknowledged modifications to deeds of trust and mortgages described in subparagraphs (1) through (5) below, each dated as of even date herewith executed by a Borrower and Agent (individually a "Short Form Agreement" and collectively, the "Short Form Agreements", and collectively with this Agreement and the Consent and Reaffirmation of Guarantor attached hereto, the "Modification Documents"):
(1)That certain Second Modification Agreement (Short Form) (515 Congress Project - Senior) to be recorded in the Official Records of Travis County, Texas;
(2)That certain Second Modification Agreement (Short Form) (515 Congress Project - Junior) to be recorded in the Official Records of Travis County, Texas;
(3)That certain Second Modification Agreement (Short Form) (17th Street Project) to be recorded in the Official Records of Fulton County, Georgia;
(4)That certain Second Modification Agreement (Short Form) (McEwen Project) to be recorded in the Register's Office for Williamson County, Tennessee; and
(5)That certain Second Modification Agreement (Short Form) (Gateway Tech Project) to be recorded in the Official Records of Salt Lake County, Utah.
(b)Recordation. The Short Form Agreements shall have been recorded in the official records of the county and state as set forth above, all in accordance with Agent's instructions to the applicable title company.

(c)Status of Title. Borrowers shall cause Title Company to issue at Borrowers' expense such endorsements (including, without limitation, CLTA 110.5 Modification Endorsements (or their local equivalents)) to each Title Policy as Agent shall require insuring that fee title to the Properties is vested in the applicable Borrower and insuring the continuing validity and first-position lien priority of each of the Deeds of Trust, in light of this Agreement (to the extent such endorsements and continuations are available).
(d)Formation Documents. Each Borrower shall have delivered to Agent all documents evidencing the formation, organization, good standing and valid existence of such Borrower and Guarantor (to the extent such documents have been amended or modified since the original Closing Date).
(e)Payment of Agent's Expenses. Borrowers shall have paid all costs and expenses incurred by Agent in connection with this Agreement, including attorneys' fees and costs, title insurance premiums, recording charges and the costs of any lien searches undertaken by Agent in connection with this Agreement.
(f)Default. No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.
8.Affirmation of Obligations Under Loan Documents; Swap Contracts. Each Borrower acknowledges, confirms, stipulates, agrees, represents and warrants that it has no defense, claim, credit, offset or counterclaim to any of its obligations under any of the Loan Documents. Each Borrower further acknowledges the validity and enforceability of the respective Deed of Trust as a first-priority lien on the applicable Property, all improvements located thereon and all of the "Property" described in such Deed of Trust. Unless otherwise agreed to in writing by Lenders, the parties hereby agree that any Lender- Provided Swap Transactions (to the extent entered into by a Borrower and secured by the Property, and expressly excluding any Lender-Provided Swap Transactions that are both (i) entered into by an affiliate of a Borrower where such affiliate is not a Borrower under the Loan, and (ii) not secured by the Property) entered into with respect to the Loan shall include all Lenders under the Loan Agreement and shall be entered into on a pari-passu basis in accordance with each Lender's Commitment Percentage.
9.Incorporation by Reference. Section 10.33 of the Loan Agreement (Limited Recourse Provision) and Section 10.13 of the Loan Agreement (Joint Borrower Provisions) are by this reference hereby incorporated in their entirety.
[Remainder of Page Intentionally Left Blank]

10.Miscellaneous.
(a)Entire Agreement. The Loan Documents, including this Agreement (i) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (ii) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. By executing this Agreement and initialing below, each Borrower expressly represents and warrants that it did not rely on any representation, assurance or agreement, oral or written, not expressly set forth in this Agreement or any of the other Loan Documents in reaching its decision to enter into this Agreement or any of the other Loan Documents and that no promises or other representations have been made to Borrowers which conflict with the written terms of the Loan Documents. Each Borrower represents to Agent and Lenders that (w) it has read and understands the terms and conditions contained in this Agreement and the other Loan Documents executed in connection with this Agreement, (x) its legal counsel has carefully reviewed all of the Loan Documents and it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and all other Loan Documents, (y) it is satisfied with its legal counsel and the advice received from it, and (z) it has relied only on its review of the Loan Documents and its own legal counsel’s advice and representations (and it has not relied on any advice or representations from Agent, any Lender or Agent’s or any Lender’s officers, employees, agents or attorneys). The Loan Documents may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.
/s/ CJS        /s/ CJS        /s/ CJS        /s/ CJS
Borrowers’ Initials
[Remainder of Page Intentionally Left Blank]
Section 10(a)

(b)Definition of Loan Documents. Each of the Loan Documents is hereby modified to the extent necessary so that the term "Loan Documents," as such term may be used therein, shall be deemed to include this Agreement and all other Modification Documents.
(c)Further Assurances. Borrowers shall, upon the request of Agent or the Lenders, execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such further documents, instruments or agreements, and perform such other acts, as may be necessary, desirable or proper for carrying out the intention or facilitating the performance of the terms of this Agreement, or for assuring the validity of, perfecting or preserving the lien of each Deed of Trust or any other Loan Documents.
(d)No Third Parties Benefitted. This Agreement is entered into for the sole benefit of the parties hereto and no third party beneficiary rights shall be created hereby.
(e)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.
(f)Assignment. This Agreement shall not be assignable by any Borrower and any purported assignment shall be void. This Agreement is assignable by Agent and any Lender in accordance with the terms of the Loan Agreement.
(g)Construction of this Agreement. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence of each term of the Loan Documents, including this Agreement. As used herein, the term "including" means "including, but not limited to," and the term "include(s)" means "include(s), without limitation." This Agreement has been drafted by all the parties hereto collectively. Therefore, each party to this Agreement agrees that any statute or rule of construction providing that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.
(h)Survival of Representations, Warranties and Covenants. Each and all provisions of this Agreement shall survive and remain in full force and effect until all obligations of Borrowers under the Loan Documents are paid and performed in full. All releases herein shall survive repayment and performance of such obligations and/or any foreclosure under or reconveyance of each Deed of Trust.
(i)Governing Law; Waiver of Jury Trial. This Agreement, the rights of the parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the laws of the State of California in all respects. To the maximum extent permitted by applicable law, each Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
(j)Severability. In the event of any invalidity or unenforceability of any provision of this Agreement, the remainder of this Agreement shall remain in full force and effect.
(k)Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including the right to contribution, which Agent and/or Lenders may have against any party hereto under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. 9601 et seq.), as it may be amended from time to time, any successor statute thereto or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

(l)Reliance. Neither Agent nor Lenders would have consented to the transactions specified herein without Borrowers entering into this Agreement. Accordingly, each of such parties intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, Agent and Lenders have consented to the transactions contemplated herein and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not take place but for such reliance.
11.Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the extinguishment of any debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which each Borrower acknowledges to be valid and existing liens on and security interests in the Property. Each Borrower agrees that the liens and security interests created by the Deeds of Trust continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transactions contemplated herein and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged.
12.Counterparts. This Agreement may be executed by the parties hereto in one or more separate counterparts, and counterpart original signature pages may be assembled into one original document.
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
BORROWERS:
KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer
KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer
[Signature Page to Second Modification (Long Form)]

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer
KBSIII 201 17TH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXV, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer
[Signature Page to Second Modification (Long Form)]

AGENT:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Administrative Agent
By:    /s/ Christopher R. Coburn
Name:    Christopher R. Coburn
Title:    Senior Vice President
LENDERS:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Christopher R. Coburn
Name:    Christopher R. Coburn
Title:    Senior Vice President
[signatures continue on following page]
[Signature Page to Second Modification (Long Form)]

ASSOCIATED BANK, NATIONAL
ASSOCIATION,
By:    /s/ Mitchell Vega
Name:    Mitchell Vega
Title:    Senior Vice President
[signatures continue on following page]
[Signature Page to Second Modification (Long Form)]

CITY NATIONAL BANK
By:    /s/ Carolyne Garcia
Name:    Carolyne Garcia
Title:    Vice President
[signatures continue on following page]
[Signature Page to Second Modification (Long Form)]

REGIONS BANK
By:    /s/ William Chalmers
Name:    William Chalmers
Title:    Senior Vice President
[signatures continue on following page]
[Signature Page to Second Modification (Long Form)]

CITIZENS BANK
By:    /s/ Kevin Boyle
Name:    Kevin Boyle
Title:    Senior Vice President
[Signature Page to Second Modification (Long Form)]

CONSENT AND REAFFIRMATION OF GUARANTOR
This Consent and Reaffirmation of Guarantor (this "Consent") is attached to that certain Second Modification Agreement (Long Form) (the "Modification Agreement") dated as of February 28, 2023 by and among (i) KBSIII 1550 WEST MCEWEN DRIVE, LLC, KBSIII 155 NORTH 400 WEST, LLC, KBSIII 515 CONGRESS, LLC, and KBSIII 201 17TH STREET, LLC, each a Delaware limited liability company (individually or collectively as the context may require, "Borrower" or "Borrowers"), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, "Agent"), and (iii) each lender party hereto (individually, a "Lender" and collectively with any lender that becomes a party to the Loan Agreement (as defined in the Modification Agreement) in the future, the "Lenders"). All capitalized terms used but not defined in this Consent shall have the meanings given to such terms in the Modification Agreement. KBS REIT PROPERTIES III, LLC, a Delaware limited liability company ("Guarantor"), hereby (i) acknowledges that it has read, reviewed with counsel and agrees to the terms, conditions, provisions and modifications of the Modification Agreement and the transactions contemplated thereby, (ii) reaffirms the full force and effectiveness of that certain Payment Guaranty Agreement dated as of October 17, 2018 (the "Payment Guaranty") executed by Guarantor in favor of Agent and Lenders in connection with the Loan, and that certain Recourse Carve-Out Guaranty Agreement dated as of October 17, 2018 (the "Recourse Carve-Out Guaranty" and collectively with the Payment Guaranty, the "Guaranty") executed by Guarantor in favor of Agent and Lenders, as each may be modified from time to time including by the Modification Agreement, (iii) agrees that Guarantor's obligations under the Guaranty shall remain unaffected by the Modification Agreement and that all references in the Guaranty to (a) the Loan Documents shall include (without limitation) the Modification Agreement, and (b) any particular Loan Document shall mean such Loan Document as modified by the Modification Agreement, and (iv) agrees that Guarantor's obligations under the Guaranty are separate and distinct from those of Borrowers with respect to the Loan.
[Signature on Following Page]
Guarantor Consent

GUARANTOR:
KBS REIT PROPERTIES III, LLC
a Delaware limited liability company
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer
[Signature Page to Guarantor Consent]